UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-8814	84-0705083

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 Lafayette Street, Suite 203, Denver, CO	80218

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 292-3456
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;
On March 14, 2011, the Registrant entered into a Paid-Up Oil and Gas Lease (the “O&G Lease”) and a Surface Use and Damage Agreement (the “Surface Use Agreement”) with Anadarko E&P Company, L.P (“Anadarko”). Each of the agreements are included as Exhibits to this Form 8-K.
Pursuant to the O&G Lease, the Registrant will receive a bonus payment of approximately $1,268,000 from Anadarko for the purpose of exploring for, developing, producing and marketing oil and gas on approximately 634 acres of mineral estate owned by the Registrant at its Sky Ranch property. The oil and gas rights under the remaining approximately 304 acres at Sky Ranch are already owned by Anadarko. The Registrant expects to receive this payment within 30 days of the effective date of the O&G Lease.
In addition to the upfront fee, the Registrant will receive as a royalty, 20% of the gross proceeds (less certain taxes) from the sale of any oil and gas produced from the Registrant’s property.
The O&G Lease has a term of three (3) years commencing on March 14, 2011, which can be extended by two (2) years at Anadarko’s sole discretion. If Anadarko wishes to extend the O&G Lease for an additional two (2) years, the Lease requires Anadarko to pay the Registrant another bonus payment equal to the initial bonus payment noted above.
Pursuant to the Surface Use Agreement, Anadarko is restricted to drilling three wells on the Sky Ranch property covered under the O&G Lease which will minimize the oil and gas exploration and extraction footprint when the Registrant is ready to develop the Sky Ranch Property. Additionally, the Registrant will receive $3,000 per acre that is permanently disturbed for use in the oil and gas exploration and production.
The foregoing description is qualified in its entirety by the O&G Lease and the Surface Use Agreement, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:
Exhibit 10.1	Paid-Up Oil and Gas Lease dated March 14, 2011, between Pure Cycle Corporation and Anadarko E&P Company, L.P.

Exhibit 10.2	Surface Use and Damage Agreement dated March 14, 2011, between Pure Cycle Corporation and Anadarko E&P Company, L.P.

Exhibit 99.1	Text of press release issued by Pure Cycle Corporation on March 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 15, 2011

PURE CYCLE CORPORATION
By:	/s/ Mark W. Harding
Mark W. Harding,
President and Chief Financial Officer

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